UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 27, 2015
GT ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-34133    03-0606749
(Commission File Number)    (I.R.S. Employer Identification No.)
243 Daniel Webster Highway, Merrimack, New Hampshire 03054
(Address of principal executive offices)
(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed in the Current Report on Form 8-K filed by GT Advanced Technologies Inc. (the “Company”), on October 6, 2014, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases are being jointly administered under the caption In re GT Advanced Technologies Inc., et al, Case No. 14-11916 (HJB). Further information about the bankruptcy process is available at the Claims Agent’s website at www.kccllc.net/gtat.

Item 7.01. Regulation FD Disclosure.

On February 27, 2015, GTAT Corporation (a wholly-owned subsidiary of the Company and a Debtor) entered into a commitment letter (and certain related documents) with TPG Specialty Lending, Inc. (and an affiliate) to secure a senior secured super priority financing (the “DIP Facility”). GTAT Corporation’s obligations under the commitment letter is subject to Bankruptcy Court approval.
As part of its process to select a provider of a DIP Facility, the Company entered into a series of confidentiality agreements (the “Confidentiality Agreements”) with certain parties (collectively, the “Restricted Parties”) which expressed interest in potentially entering into a DIP Facility with the Company. Under the Confidentiality Agreements, the Company engaged the Restricted Parties in discussions regarding the Company’s capital structure, and provided them with certain confidential information concerning the Company.
The Company agreed under such Confidentiality Agreements to disclose publicly certain information disclosed to the Restricted Parties under the Confidentiality Agreements after a specified period of time if certain conditions were met. Specifically, under the Confidentiality Agreements, the Company is obligated to make public a document (this “Cleansing Document”) containing information related to the DIP Facility process with the Restricted Parties that constitutes material non-public information. This Current Report on Form 8-K constitutes a Cleansing Document that satisfies the Company’s disclosure obligations under the Confidentiality Agreements.
Between approximately January 15, 2015 and February 27, 2015, the Company’s management and advisors met or had discussions with the Restricted Parties to discuss a potential DIP Facility, and the Restricted Parties were provided with presentation materials that included the attached slides and materials (the “Presentation”). Portions of the Presentation containing material information not previously disclosed publicly (or derivable from public information) are furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company received a commitment letter and term sheet from the Restricted Parties which hold a portion of the Company’s 3.0% Convertible Senior Notes due 2017 and/or 3.0% Convertible Senior Notes due 2020 (the “Noteholder DIP Facility Documents”). The Company did not execute the Noteholder DIP Facility Documents, but such documents are included as a part of the presentation.

The financial information presented in the Presentation consists of unaudited financial information which has not been reviewed by independent accountants. The financial information related to the Company was not prepared and is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) or Securities and Exchange Commission (the “SEC”) regulations applicable to financial statements contained in annual or quarterly reports filed with the SEC. Preparation of the

Company’s financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the Presentation.

The information under this Item 7.01 and the Presentation attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Cautionary Statement Regarding Forward-Looking Statements in the Presentation and Monthly Operating Report.

The Presentation contains certain forward-looking information, including, but not limited to: 13 week projections; projected financial results for future periods, including 2014 and 2015; expected demand for the Company’s product in future periods; sale of certain business units; the revenue mix for 2017; and the anticipated cost structure for the Company’s business in the future. The forward-looking statements in the Presentation are not a guarantee of performance and these statements involve certain risks and uncertainties that may be beyond the Company's control and may cause actual future results to differ materially from our current expectations. Statements of management's expectations, including its ability to successfully restructure, to address its financial challenges, to meet future financial performance guidance; to satisfy all conditions necessary for obtaining debtor-in-possession financing (and receiving debtor in possession financing in adequate amounts), the ability to address important issues in an orderly way and to make the Company stronger and more competitive are based on current assumptions and expectations.  No assurance can be made that these events will come to fruition. Factors that could affect our results include, but are not limited to: (i) market demand for the Company's equipment tools (including polysilicon equipment and ASFs), (ii) the ability of the Company and its subsidiaries to continue as a going concern, (iii) the ability of the Company to successfully complete its debtor-in-possession financing in adequate amounts; (iv) the ability of the Company and its subsidiaries to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases, (v) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 cases, and (vi) the effects of the bankruptcy filing on the Company and its subsidiaries and the interests of various creditors, equity holders and other constituents. Other factors that may cause actual events to differ materially from those expressed or implied by the forward-looking statements and various other risks are outlined in GT Advanced Technologies Inc.'s filings with the Securities and Exchange Commission, including (but not limited to) the statements under the heading "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 28, 2014 and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Statements in the Presentation should be evaluated in light of these important factors. The statements in the Presentation represent GT Advanced Technologies Inc.'s expectations and beliefs as of the date such statements were made or as of the applicable date noted in this Current Report on Form 8-K (and in the attachments hereto). GT Advanced Technologies Inc. anticipates that subsequent events and developments may cause these expectations and beliefs to change. And, in certain cases these expectation and beliefs have changed. For example, the Presentation includes certain information related to the Company's backlog as of September 27, 2014 and, subsequent to such date, the Company continued to reassess the amounts reported in backlog and, due to changed circumstances after September 27, 2014, the backlog is materially lower than that reported in the Presentation. GT Advanced Technologies Inc. is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	The Presentation as provided to the Restricted Parties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GT ADVANCED TECHNOLOGIES INC.
Dated: March 3, 2015    /s/ Hoil Kim

By:	Hoil Kim

Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary